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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 1998

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                              1-10899               13-2744380
-------------------------------       ----------------      --------------------
(State or other jurisdiction of       (Commission File      (IRS Employer
incorporation)                        Number)               Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                     11042-0020
-------------------------------                             --------------------
(Address of principal executive                             (zip code)
offices)

                                  516/869-9000
                       -----------------------------------
                            Registrant's telelphone,
                               including area code

                                 Not Applicable
--------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

                                  Page 1 of

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                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 5. Other Events

Attached and incorporated by reference as Exhibit 4. (a) and (b) to this Current Report on Form 8-K are (a) the Remarketing Agreement, dated as of August 11, 1998, between Kimco Realty Corporation, a Maryland corporation ("Kimco"), and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and (b) the Credit agreement dated as of August 21, 1998, between Kimco, the several banks, financial institutions and other entities from time to time parties to this agreement ("the Lenders"), The Chase Manhattan Bank, as administrative agent for the Lenders, and First National Bank of Chicago.

Item 7. Financial Statements and Exhibits

Filed as exhibits and incorporated by reference into the registration statements on Form S-3 and all amendments thereto (Nos. 333-61303 and 333-37285) are 1(m) Underwriting Agreement, dated July 9, 1998, between Edward Jones & Co. and Kimco Realty Corporation and 1(n) Terms Agreement, July 9, 1998, between Edward Jones & Co. and Kimco Realty Corporation. Filed as exhibits and incorporated by reference into the registration statements on Form S-3 and all amendments thereto (No. 333-61303) are 1(o) Underwriting Agreement, dated November 4,
1998, between Jefferies & Company, Inc. and Kimco Realty Corporation and 1(p) Terms Agreement, dated November 4, 1998, between Jefferies & Company, Inc. and Kimco Realty Corporation.

Other exhibits:

     4(a) Remarketing Agreement, dated as of August 11, 1998, between Kimco Realty Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     4(b) Credit Agreement, dated as of August 21, 1998, among Kimco Realty Corporation, the several banks, financial institutions and other entities, The Chase Manhattan Bank and The First National Bank of Chicago.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Kimco Realty Corporation
                                                ------------------------
                                                       Registrant
Date: October 14, 1998
                                                By: /s/ Michael V. Pappagallo
    -------------------------
                                                Michael V. Pappagallo
                                                Chief Financial Officer